Exhibit 99.1

Release: April 3, 2023

Canadian Pacific announces results of early tenders of Kansas City Southern notes

Calgary — Canadian Pacific (TSX: CP) (NYSE: CP) today announced that as of 5:00 p.m. ET on March 31, 2023 (the “Early Participation Date”), the aggregate principal amounts listed below of seven series of notes, each issued by Kansas City Southern (“KCS”, and such notes, the “Old Notes”), had been validly tendered and not validly withdrawn in connection with Canadian Pacific’s previously announced offers to exchange all validly tendered (and not validly withdrawn) and accepted Old Notes for notes to be issued by Canadian Pacific Railway Company (“CPRC”, and such notes, the “CPRC Notes”), a subsidiary of Canadian Pacific Railway Limited, a Canadian corporation (“CPRL”, and, together with CPRC, “Canadian Pacific”) and the related solicitations of consents to amend the note documents governing the Old Notes. The CPRC Notes are to be unconditionally guaranteed on an unsecured basis by CPRL. A Registration Statement on Form F-4 (the “Registration Statement”) relating to the issuance of the CPRC Notes was filed with the Securities and Exchange Commission (“SEC”) on March 20, 2023 but has not yet been declared effective.

Series of Old Notes Subject to the Exchange	CUSIP/ISIN No.	Aggregate Principal Amount Tendered and Consents Received as of the Early Participation Date	Percentage of Total Outstanding Principal Amount of such Series of Old Notes Tendered and Consenting
3.125% Senior Notes due 2026	485170 BA1 / US485170BA12	$224,237,000	89.69%
2.875% Senior Notes due 2029	485170 BD5 / US485170BD50	$414,799,000	97.60%
4.300% Senior Notes due 2043	485170 AQ7 / US485170AQ72	$448,453,000	99.96%
4.950% Senior Notes due 2045	485170 AS3 / US485170AS39	$460,566,000	92.27%
4.700% Senior Notes due 2048	485170 BB9 / US485170BB94	$497,716,000	99.54%
3.500% Senior Notes due 2050	485170 BE3 / US485170BE34	$541,306,000	98.42%
4.200% Senior Notes due 2069	485170 BC7 / US485170BC77	$419,591,000	98.73%

The exchange offers and consent solicitations (together, the “Exchange Offers”) commenced on March 20, 2023 and expire at 5:00 p.m. ET on April 17, 2023 (the “Expiration Date”), unless extended or terminated. The CPRC Notes are expected to be issued promptly on or about the second business day following the Expiration Date (the “Settlement Date”).

The Exchange Offers are being made pursuant to the terms and conditions set forth in CPRC’s preliminary prospectus, dated as of March 20, 2023 (the “Preliminary Prospectus”), which forms a part of the Registration Statement. Canadian Pacific reserves the right to terminate, withdraw or amend each exchange offer and each consent solicitation independently of the other exchange offers and consent solicitations at any time and from time to time, as described in the Registration Statement.

The consummation of each Exchange Offer is subject to, and conditional upon, the satisfaction or, where permitted, the waiver, of the conditions described in the Registration Statement. Canadian Pacific may, at its option, waive any such conditions, except the condition that Canadian Pacific, in its reasonable judgment, is permitted to dissolve the voting trust and exercise control of KCS (the “Control Condition”) and the condition that the

Registration Statement has been declared effective by the SEC. All conditions to the Exchange Offers, except the Control Condition, must be satisfied or, where permitted, waived, at or by the Expiration Date, unless extended. CPRL’s exercise of control of KCS is not conditioned upon the commencement or completion of the Exchange Offers.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein and is also not a solicitation of the related consents. The Exchange Offers may be made solely pursuant to the terms and conditions of the Registration Statement and the other related materials. The Registration Statement relating to the CPRC Notes has been filed with the SEC but has not yet become effective. The CPRC Notes may not be sold, nor may offers to buy be accepted, prior to the time the Registration Statement is declared effective by the SEC.

Holders of Old Notes are urged to read the exchange offer materials, including the Registration Statement filed with the SEC, as amended from time to time, the related prospectus, and the other materials related to the proposed exchange offer filed with the SEC, because they contain important information. These and other documents relating to the Exchange Offers, when they are filed with the SEC, may be obtained, free of charge, on the SEC’s web site at www.sec.gov, or may be obtained, free of charge, from Canadian Pacific by requesting them by mail at Canadian Pacific Railway Limited, 7550 Ogden Dale Road S.E. Calgary, Alberta, T2C 4X9, Attention: Office of the Corporate Secretary or by telephone at +1 (403) 319-7000. A copy of the Preliminary Prospectus for the Exchange Offers also is available, free of charge.

The CPRC Notes have not been qualified for sale or exchange in Canada. The distribution of the CPRC Notes in exchange for the Old Notes in Canada is being made only on a private placement basis exempt from the requirement that CPRC prepare and file a prospectus with the applicable securities regulatory authorities in Canada. To validly tender the Old Notes, holders of Old Notes in Canada must complete, sign and submit to the exchange agent a Canadian eligibility statement in the form appended to the Canadian offering memorandum.

Notice to Retail Investors in the EEA. The CPRC Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area (“EEA”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended). Consequently, no key information document required by Regulation (EU) No. 1286/2014 (the “PRIIPs Regulation”) for offering or selling the CPRC Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the CPRC Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

Notice to Retail Investors in the United Kingdom. The CPRC Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the United Kingdom (“UK”). For these purposes, a retail investor means a person who is one (or more) of the following: a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”), (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made thereunder to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA. Consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the CPRC Notes or otherwise making them available to retail investors in the UK has been prepared and therefore offering or selling the CPRC Notes or otherwise making them available to any retail investor in the UK may be unlawful under the UK PRIIPs Regulation.

In the UK, the communication of this press release and any other document or materials relating to the issue of the CPRC Notes is not being made, and such documents and/or materials have not been approved, by an authorized person for the purposes of Section 21 of the FSMA. Accordingly, such documents and materials are only being distributed to, and are only directed at: (i) persons who are outside the UK; (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”); or (iii) high net worth companies, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as “Relevant Persons”). In the UK, this press release is only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire the CPRC Notes to which this press release and any other document or materials relating to the issue of the CPRC Notes relates, will be engaged in only with, Relevant Persons. Any person in the UK that is not a Relevant Person should not act or rely on this prospectus or any of its contents.

The dealer managers for the Exchange Offers relating to the Old Notes are:

BofA Securities, Inc. 620 South Tryon Street, 20th Floor Charlotte, NC 28255 Toll Free: (888) 292-0070 Collect: (980) 387-3907 Email: debt_advisory@bofa.com Attention: Liability Management

Citigroup Global Markets Inc.

388 Greenwich Street, Trading 4th Floor

New York, NY 10013

Toll Free: (800) 558-3745

Collect: (212) 723-6106

Email: ny.liabilitymanagement@citi.com

Attention: Liability Management Group

Morgan Stanley & Co. LLC 1585 Broadway, 6th Floor New York, NY 10036 Toll Free: (800) 624-1808 Collect: (212) 761-1057 Email: debt_advisory@morganstanley.com Attention: Debt Advisory Group

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, NC 28202

Toll Free: (866) 309-6316

Collect: (704) 410-4759

Email: liabilitymanagement@wellsfargo.com

Attention: Liability Management Group

The exchange agent and information agent for the Exchange Offers relating to the Old Notes is:

Global Bondholder Services

Corporation

By Phone: Bank and Brokers Call Collect: +1 (212) 430-3774 All Others, Please Call Toll-Free: +1 (855) 654-2015	By E-Mail: contact@gbsc-usa.com	By Mail or Hand: 65 Broadway—Suite 404 New York, New York 10006 ATTN: Corporate Actions

Forward Looking Information

This news release contains certain forward looking statements and forward looking information (collectively, “FLI”) to provide CP shareholders, investors and potential investors with information about CP, KCS and their respective subsidiaries and affiliates, which FLI may not be appropriate for other purposes. FLI is typically identified by words such as “anticipate”, “expect”, “project”, “estimate”, “forecast”, “plan”, “intend”, “will”, “target”, “believe”, “likely” and similar words suggesting future outcomes or statements regarding an outlook. All statements other than statements of historical fact may be FLI.

Although we believe that FLI is reasonable based on the information available today and processes used to prepare it, such statements are not guarantees of future performance and you are cautioned against placing undue reliance on FLI. By its nature, FLI involves a variety of assumptions, which are based upon factors that may be difficult to predict and that may involve known and unknown risks and uncertainties and other factors which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by FLI, including, but not limited to, the following: the realization of anticipated benefits and synergies of the CP-KCS transaction and the timing thereof; the success of integration plans; the focus of management time and attention on the CP-KCS transaction and other disruptions arising from the CP-KCS transaction; changes in business strategy and strategic opportunities; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; the ability of management of CP, its subsidiaries and affiliates to execute key priorities, including those in connection with the CP-KCS transaction; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and Mexico; North American and global economic growth; industry capacity; shifts in market demand; changes in commodity prices and commodity demand; uncertainty surrounding timing and volumes of commodities being shipped; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; sufficiency of budgeted capital expenditures in carrying out business plans; services and infrastructure; the satisfaction by third parties of their obligations; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada, the U.S. and Mexico; climate change and the market and regulatory responses to climate change; ability to achieve commitments and aspirations relating to reducing greenhouse gas emissions and other climate-related objectives; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Mexican government of Kansas City Southern de Mexico, S.A. de C.V.’s Concession; public opinion; various events that could disrupt operations, including severe weather events, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; and the pandemic created by the outbreak of COVID-19 and its variants, and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains.

We caution that the foregoing list of factors is not exhaustive and is made as of the date hereof. Additional information about these and other assumptions, risks and uncertainties can be found in reports and filings by CP with Canadian and U.S. securities regulators, including any prospectus, material change report, management information circular or registration statement that have been or will be filed in connection with the transaction. Reference should be made to “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward Looking Statements” in CP’s annual and interim reports on Form 10-K and 10-Q. Due to the interdependencies and correlation of these factors, as well as other factors, the impact of any one assumption, risk or uncertainty on FLI cannot be determined with certainty.

Except to the extent required by law, we assume no obligation to publicly update or revise any FLI, whether as a result of new information, future events or otherwise. All FLI in this news release is expressly qualified in its entirety by these cautionary statements.

About Canadian Pacific

Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. CP-IR

Contacts:

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Investment Community

Maeghan Albiston

403-319-3591

investor@cpr.ca